EXHIBIT 10.2

PROMISSORY NOTE

$2,000,000.00	May 18, 2023

FOR VALUE RECEIVED, AMERICREW, INC., a Delaware Corporation and MIKAB CORPORATION, a New Jersey Corporation, (may hereinafter be referred to individually as a “Borrower” and all may hereinafter be referred to collectively as the “Borrowers”), unconditionally promise to pay to the order of THERMO COMMUNICATIONS FUNDING, LLC, a Delaware limited liability company (together with its successors and assigns, “Lender”), without setoff, the principal amount of TWO MILLION AND NO/100 DOLLARS ($2,000,000.00), or so much thereof as may be advanced from time to time in immediately available funds, together with interest computed daily on the outstanding principal balance hereunder, at an annual interest rate (the “Rate”), and in accordance with the payment schedule indicated below.  This PROMISSORY NOTE (this “Note”) is executed pursuant to and evidences a Loan funded and to be funded by Lender under that certain TERM LOAN AND SECURITY AGREEMENT dated as of even date herewith (the “Effective Date”), between Debtor and Lender (as amended, restated or otherwise modified from time to time, the “Loan Agreement”), to which reference is made for a statement of the collateral, rights and obligations of Debtor and Lender in relation thereto, but neither this reference to the Loan Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of Debtor to pay unpaid principal of and interest on this Note when due.  Capitalized terms not otherwise defined herein shall have the same meanings as in the Loan Agreement.

1. Rate. Prior to the Maturity Date or an Event of Default, the Rate shall be the LESSER of (a) the MAXIMUM RATE, or (b) PRIME RATE PLUS NINE AND SEVENTY FIVE HUNRETHS PERCENT (9.75%), per annum, ADJUSTED MONTHLY ON THE FIRST DAY OF EACH CALENDAR MONTH. However, notwithstanding the foregoing; (i) the Rate will never be less than THIRTEEN AND NINETY FIVE ONE HUNDRETHS PERCENT (13.95%) per annum; and (ii) from and after the Maturity Date, the Rate shall be the Maturity Rate. Notwithstanding any provision of this Note or any other agreement or commitment between Debtor and Lender, whether written or oral, express or implied, Lender shall never be entitled to charge, receive or collect, nor shall amounts received hereunder be credited so that Lender shall be paid, as interest a sum greater than interest at the Maximum Rate. It is the intention of the parties that this Note, and all instruments securing the payment of this Note or executed or delivered in connection therewith, shall comply with applicable law. If Lender ever contracts for, charges, receives or collects anything of value which is deemed to be interest under applicable law, and if the occurrence of any circumstance or contingency, whether acceleration of maturity of this Note, prepayment of this Note, delay in advancing proceeds of this Note or any other event, should cause such interest to exceed the Maximum Rate, any amount which exceeds interest at the Maximum Rate shall be applied to the reduction of the unpaid principal balance of this Note or any other Indebtedness, and if this Note and such other Indebtedness are paid in full, any remaining excess shall be paid to Debtor. In determining whether the interest exceeds interest at the Maximum Rate, the total amount of interest shall, to the extent permitted by applicable law, be spread, prorated and amortized throughout the entire term of this Note until its payment in full. The term “Maximum Rate” as used in this Note means the maximum nonusurious rate of interest per annum permitted by whichever of applicable United States federal law or Louisiana law permits the higher interest rate, including to the extent permitted by applicable law, any amendments thereof hereafter or any new law hereafter coming into effect to the extent a higher Maximum Rate is permitted thereby. If at any time the Rate shall exceed the Maximum Rate, the Rate shall be automatically limited to, and remain at, the Maximum Rate until the total amount of interest accrued hereunder equals the amount of interest which would have accrued if there had been no limitation to the Maximum Rate. The term “Prime” as used in this Note means the Prime Rate for the U.S. as published in the “Money Rates” section of the Wall Street Journal. In the event the Prime Rate is published as a range of rates, the highest rate in the quoted range shall be the “Prime.” The Prime is not necessarily the lowest rate charged by Lender for any particular class of borrowers or credit extensions. If the Index becomes unavailable during the term of this Note, Lender may designate a substitute index by notice to Debtor.

() Accrual Method. Interest on the Indebtedness evidenced by this Note shall be computed on the basis of a THREE HUNDRED SIXTY (360) day year and shall accrue on the actual number of days elapsed for any whole or partial month in which interest is being calculated. In computing the number of days during which interest accrues, the day on which funds are initially advanced shall be included regardless of the time of day such advance is made, and the day on which funds are repaid shall be included unless repayment is credited prior to the close of business on the Business Day received as provided herein.

PROMISSORY NOTE (REVOLVING CREDIT FACILITY) – PAGE 1

THERMO COMMUNICATIONS FUNDING LLC – Americrew, Inc.

2. Payment Schedule. Except as expressly provided herein to the contrary, all payments on this Note shall be applied in the following order of priority: (a) the payment or reimbursement of any expenses, costs or obligations (other than the outstanding principal balance hereof and interest hereon) for which either Debtor shall be obligated to Lender or Lender shall be entitled pursuant to the provisions of this Note or the other Loan Documents, (b) the payment of accrued but unpaid interest hereon, and (c) the payment of all or any portion of the principal balance hereof then outstanding hereunder. If an Event of Default exists, then Lender may, at the sole option of Lender, apply any such payments, at any time and from time to time, to any of the items specified in clauses (a), (b) or (c) above without regard to the order of priority otherwise specified herein and any application to the outstanding principal balance hereof may be made in either direct or inverse order of maturity. If any payment of principal or interest on this Note shall become due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in computing interest in connection with such payment. The outstanding principal balance of this Note shall be due and payable on the EARLIEST of (i) the acceleration of the Indebtedness pursuant to the terms of the Loan Documents; or (ii) May 18, 2024 (the EARLIEST of such date being, the “Maturity Date”). Accrued and unpaid interest on the outstanding principal balance of this Note shall be due and payable monthly commencing on May 18, 2023 and continuing on the SAME day of each calendar month thereafter (or if no corresponding date shall exist in any calendar month, on the LAST day of such calendar month) and on the Maturity Date. Debtor may borrow, repay and reborrow hereunder at any time, up to a maximum aggregate amount outstanding at any one time equal to the principal amount of this Note, provided that Debtor is not in Default and that the borrowings hereunder do not exceed the Borrowing Base or other limitation on borrowings by Debtor. Lender shall incur no liability for its refusal to advance funds based upon its determination that any conditions of such further advances have not been met. Lender’s records of the amounts borrowed from time to time shall be conclusive proof thereof absent manifest error. Lender and Debtor expressly agree that Chapter 346 of the Act shall not apply to this Note or to any advances under this Note and that neither this Note nor any such advances shall be governed by or subject to the provisions of such Chapter in any manner whatsoever.

3. Waivers, Consents and Covenants. DEBTOR, ANY INDORSER OR GUARANTOR HEREOF, AND EACH OF THEM JOINTLY AND SEVERALLY: (A) WAIVES PRESENTMENT, DEMAND, PROTEST, NOTICE OF DEMAND, NOTICE OF INTENT TO ACCELERATE, NOTICE OF ACCELERATION OF MATURITY, NOTICE OF PROTEST, NOTICE OF NONPAYMENT, NOTICE OF DISHONOR, AND ANY OTHER NOTICE REQUIRED TO BE GIVEN UNDER THE LAW IN CONNECTION WITH THE DELIVERY, ACCEPTANCE, PERFORMANCE, DEFAULT OR ENFORCEMENT OF THIS NOTE, ANY INDORSEMENT OR GUARANTY OF THIS NOTE, OR ANY OTHER DOCUMENTS EXECUTED IN CONNECTION WITH THIS NOTE OR ANY OTHER LOAN DOCUMENTS NOW OR HEREAFTER EXECUTED IN CONNECTION WITH ANY OBLIGATION OF DEBTOR TO LENDER; (B) CONSENTS TO ALL DELAYS, EXTENSIONS, RENEWALS OR OTHER MODIFICATIONS OF THIS NOTE OR THE LOAN DOCUMENTS AS MAY BE AGREED IN WRITING BY DEBTOR AND LENDER, OR WAIVERS OF ANY TERM HEREOF OR OF THE LOAN DOCUMENTS, OR RELEASE OR DISCHARGE BY LENDER OF ANY DEBTOR OR GUARANTOR, OR RELEASE, SUBSTITUTION OR EXCHANGE OF ANY SECURITY FOR THE PAYMENT HEREOF, OR THE FAILURE TO ACT ON THE PART OF LENDER, OR ANY INDULGENCE SHOWN BY LENDER (WITHOUT NOTICE TO OR FURTHER ASSENT FROM DEBTOR OR GUARANTOR); (C) AGREES THAT NO SUCH ACTION, FAILURE TO ACT OR FAILURE TO EXERCISE ANY RIGHT OR REMEDY BY LENDER SHALL IN ANY WAY AFFECT OR IMPAIR THE OBLIGATIONS OF DEBTOR OR GUARANTOR OR BE CONSTRUED AS A WAIVER BY LENDER OF, OR OTHERWISE AFFECT, ANY OF LENDER’S RIGHTS UNDER THIS NOTE, UNDER ANY INDORSEMENT OR GUARANTY OF THIS NOTE OR UNDER ANY OF THE LOAN DOCUMENTS; AND (D) AGREES TO PAY, ON DEMAND, ALL COSTS AND EXPENSES OF COLLECTION OR DEFENSE OF THIS NOTE OR OF ANY INDORSEMENT OR GUARANTY HEREOF AND/OR THE ENFORCEMENT OR DEFENSE OF LENDER’S RIGHTS WITH RESPECT TO, OR THE ADMINISTRATION, SUPERVISION, PRESERVATION, OR PROTECTION OF, OR REALIZATION UPON, ANY PROPERTY SECURING PAYMENT HEREOF, INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEY’S FEES, INCLUDING FEES RELATED TO ANY SUIT, MEDIATION OR ARBITRATION PROCEEDING, OUT OF COURT PAYMENT AGREEMENT, TRIAL, APPEAL, BANKRUPTCY PROCEEDINGS OR OTHER PROCEEDING, IN SUCH AMOUNT AS MAY BE DETERMINED REASONABLE BY ANY ARBITRATOR OR COURT, WHICHEVER IS APPLICABLE.

PROMISSORY NOTE (REVOLVING CREDIT FACILITY) – PAGE 2

THERMO COMMUNICATIONS FUNDING LLC – Americrew, Inc.

4. Remedies Upon Default. Whenever there is an Event of Default the entire balance outstanding hereunder and all other obligations of any Debtor or Guarantor to Lender (however acquired or evidenced) shall, at the option of Lender, become immediately due and payable and any obligation of Lender to permit further borrowing under this Note shall immediately cease and terminate. From and after (a) an Event of Default, or (b) the Maturity Date (whether by acceleration or otherwise), the Rate on the unpaid principal balance of this Note shall be increased at Lender’s discretion up to the MAXIMUM RATE (the “Maturity Rate”). The provisions herein for a Maturity Rate (a) shall not be deemed to extend the time for any payment hereunder or to constitute a “grace period” giving Debtor or Guarantor a right to cure any default, and (b) shall be deemed the contract rate of interest applicable to the outstanding principal balance of the Note from and after the occurrence of one of the events set forth in this Section. At Lender’s option, any accrued and unpaid interest, fees or charges may, for purposes of computing and accruing interest on a daily basis after the due date of this Note or any installment thereof, be deemed to be a part of the principal balance, and interest shall accrue on a daily compounded basis after such date at the Maturity Rate provided in this Note until the entire outstanding balance of principal and interest is paid in full. Upon an Event of Default, Lender is hereby authorized at any time, at its option and without notice or demand, to set off and charge against any deposit accounts of any Debtor (as well as any money, instruments, securities, documents, chattel paper, credits, claims, demands, income and any other property, rights and interests of Debtor), which at any time shall come into the possession or custody or under the control of Lender or any of its agents, affiliates or correspondents, any and all obligations due hereunder. Additionally, Lender shall have all rights and remedies available under each of the Loan Documents, as well as all rights and remedies available at law or in equity.

5. Waiver. The failure at any time of Lender to exercise any of its options or any other rights hereunder shall not constitute a waiver thereof, nor shall it be a bar to the exercise of any of its options or rights at a later date. All rights and remedies of Lender shall be cumulative and may be pursued singly, successively or together, at the option of Lender. The acceptance by Lender of any partial payment shall not constitute a waiver of any default or of any of Lender’s rights under this Note. No waiver of any of its rights hereunder, and no modification or amendment of this Note, shall be deemed to be made by Lender unless the same shall be in writing, duly signed on behalf of Lender; each such waiver shall apply only with respect to the specific instance involved, and shall in no way impair the rights of Lender or the obligations of Debtor or Guarantor to Lender in any other respect at any other time.

6. Applicable Law. Debtor agrees that this Note shall be deemed to have been made in the State of Louisiana at Lender’s address indicated at the beginning of this Note and shall be governed by, and construed in accordance with, the laws of the State of Louisiana and is performable in the City and Parish of Louisiana indicated at the beginning of this Note.

7. Partial Invalidity. The unenforceability or invalidity of any provision of this Note shall not affect the enforceability or validity of any other provision herein and the invalidity or unenforceability of any provision of this Note or of the Loan Documents to any person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

8. Binding Effect. This Note shall be binding upon and inure to the benefit of Debtor and Lender and their respective successors, assigns, heirs and personal representatives, provided, however, that no obligations of Debtor hereunder can be assigned without prior written consent of Lender.

9. Controlling Document. To the extent that this Note conflicts with or is in any way incompatible with any other document related specifically to the loan evidenced by this Note, this Note shall control over any other such document, and if this Note does not address an issue, then each other such document shall control to the extent that it deals most specifically with an issue.

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THERMO COMMUNICATIONS FUNDING LLC – Americrew, Inc.

10. COMMERCIAL PURPOSE. DEBTOR REPRESENTS TO LENDER THAT THE PROCEEDS OF THIS LOAN ARE TO BE USED FOR BUSINESS, COMMERCIAL OR AGRICULTURAL PURPOSES. DEBTOR ACKNOWLEDGES HAVING READ AND UNDERSTOOD, AND AGREES TO BE BOUND BY, ALL TERMS AND CONDITIONS OF THIS NOTE.

11. Collection. If this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceeding at law or in equity or in bankruptcy, receivership or other court proceedings, Debtor agrees to pay all costs of collection, including, but not limited to, court costs and reasonable attorneys’ fees.

12. Time is of the Essence. Time is of the essence with respect to all provisions of this Note and the other Loan Documents.

13. Notice of Balloon Payment. At maturity (whether by acceleration or otherwise), Debtor must repay the entire principal balance of this Note and unpaid interest then due. Lender is under no obligation to refinance the outstanding principal balance of this Note (if any) at that time. Debtor will, therefore, be required to make payment out of other assets Debtor may own; or Debtor will have to find a lender willing to lend Debtor the money at prevailing market rates, which may be higher than the interest rate on the outstanding principal balance of this Note. If any Guarantor has guaranteed payment of this Note, Guarantor may be required to perform pursuant to the provisions of the Guaranty.

14. Statement of Unpaid Balance. At any time and from time to time, Debtor will furnish promptly, upon the request of Lender, a written statement or affidavit, in form satisfactory to Lender, stating the unpaid balance of the Loan evidenced by this Note and that there are no offsets or defenses against full payment of the Loan evidenced by this Note and the terms hereof, or if there are any such offsets or defenses, specifying them.

15. Waiver Of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, DEBTOR AND LENDER HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF LENDER IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF. DEBTOR (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT LENDER HAS BEEN INDUCED TO EXTEND THE LOAN AND EXECUTE THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS IN THIS SECTION.

NOTICE OF FINAL AGREEMENT

THIS NOTE AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES, AND THE SAME MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

PROMISSORY NOTE (REVOLVING CREDIT FACILITY) – PAGE 4

THERMO COMMUNICATIONS FUNDING LLC – Americrew, Inc.

EXECUTED as of the Effective Date, at New Orleans, Louisiana.

LENDER:		ADDRESS:
THERMO COMMUNICATIONS FUNDING LLC

By:	/s/ Seth Block
Name:	Seth Block
Title:	Executive Vice President

DEBTOR:		ADDRESS:
AMERICREW, INC.		21 Omaha Street
Dumont, NJ 08628

By:	/s/ Brian Weis
Name:	Brian Weis
Title:	COO
DEBTOR:		ADDRESS:
Mikab Corporation		21 Omaha Street
Dumont, NJ 08628

By:	/s/ Brian Weis
Name:	Brian Weis
Title:	COO

GUARANTOR:		ADDRESS:
Brian Weis		21 Omaha Street
Dumont, NJ 08628

By:	/s/ Brian Weis
Name:	Brian Weis

PROMISSORY NOTE (REVOLVING CREDIT FACILITY) – PAGE 5

THERMO COMMUNICATIONS FUNDING LLC – Americrew, Inc.